Fees Summary	Oct. 02, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,496,349,000
Previously Paid Amount	0
Total Fee Amount	229,091.05
Total Offset Amount	0
Net Fee	$ 229,091.05